EXHIBIT 10.1

                             CONTRIBUTION AGREEMENT
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         This Contribution Agreement (the "Agreement") made as of the 4th day of
November, 2005 ("Agreement Date"), by and between ____________, ______ _____________, _____ ______, ______ ______, and ______ ______ (collectively the
"Contributors") and ________________________________________, a Delaware limited partnership ("Partnership").

                                    RECITALS

         1. Contributors are collectively the owners of _____ shares (the "Shares") in ________________________, a Connecticut corporation, (the "Company"), each in the amount indicated on Schedule I attached hereto;

         2. Contributors desire to contribute to Partnership the Shares in return for limited partnership interests or units, as limited partners, on a pro rata basis each in the amount indicated on Schedule I, in the Partnership ("Units");

         3. In addition to the Units, Contributors will also receive Promissory Notes, on a pro rata basis, the form of which is indicated on Schedule II (collectively the "Notes").

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         A.       Definitions.

         a. "Affiliate" when used with reference to a specified Person, any Person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the specified Person.

         b. "Agreement" has the meaning set forth in the initial paragraph hereof.

         c. "Agreement Date" has the meaning set forth in the initial paragraph hereof.

         d.       "Assignment" has the same meaning set forth in Paragraph N.

         e.       "Broker" has the meaning set forth in Paragraph I.

         f.       "Closing" has the meaning set forth in Paragraph F.

         g.       "Code" means the Internal Revenue Code of 1986, as amended.

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         h.       "Contributors" has the meaning set forth in the initial
                  paragraph hereof.

         i. "Contributors' Documents" has the meaning set forth in Paragraph F.

         j.       "ERISA" has the meaning set forth in Paragraph G.

         k.       "Notes" has the meaning set forth on Schedule II.

         l. "Partnership" has the meaning set forth in the initial paragraph hereof.

         m. "Person" means any natural person, corporation, partnership, trust or other entity.

         n.       "Shares" has the meaning set forth in Schedule I.

         o.       "Securities Act" has the meaning set forth in Paragraph G.

         p.       "Survival Period" has the meaning set forth in Paragraph H.

         q.       "Units" has the meaning set forth in Schedule I.

         r.       "Value" has the meaning set forth in Paragraph C.

         B. Contribution of Shares. Contributors shall contribute or cause to be contributed to Partnership the Shares, in accordance with the terms and conditions set forth herein, in exchange for Units and Notes, and Partnership shall accept the Shares.

         C. Agreed Value. In consideration of the contribution to Partnership of the Shares by Contributors, at the Closing Contributors shall receive (i) such number of Units calculated in the manner set forth on Schedule I as set forth opposite his or her name on Schedule I; and (ii) such principal amount of Notes as set forth opposite his or her name on Schedule II.

         D. Conditions to Closing. Partnership's obligation under this Agreement to accept the Shares and provide Contributors with Units and Notes is subject to the satisfaction or waiver of the following conditions on, before, or immediately after the Closing.

         a. Accuracy of Representations and Warranties. The representations and warranties of Contributors contained in this Agreement and Contributors' Documents shall be true and correct in all material respects on the date of Closing with the same effect as though made on the Closing Date.

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         b.       Consents. All consents required to permit the consummation by
                  Contributor of the transaction contemplated by this Agreement shall have been obtained.

         c. Performance of Agreement. Contributors shall have performed, in all material respects, all of their respective covenants, agreements and obligations hereunder and under Contributors' Documents.

         In the event that for any reason any of the conditions set forth in this Paragraph D or elsewhere in this Agreement are not satisfied or waived by Partnership at or prior to or immediately following the Closing, at Partnership's option this Agreement shall be terminated and Partnership and Contributors shall be released from their obligations under this Agreement and neither Partnership nor Contributors shall have any further liability hereunder. Subject to the provisions of Paragraph G hereof, the consummation of the transaction contemplated hereby shall be deemed a waiver by Partnership of all conditions set forth in this Paragraph D or elsewhere in this Agreement which have not theretofore been satisfied or waived by Partnership.


         E. Transaction Costs. Except as otherwise specifically set forth herein, all costs and expenses with respect to the transaction contemplated hereby shall be borne by Partnership unless the transaction is not consummated for any reason, in which event such costs and expenses shall be borne by Contributors.

         F. Closing.

         a. Time and Place; Contributors Requirements. The transaction contemplated by this Agreement shall be consummated on November __, 2005 at a time and place mutually agreed upon by Partnership and Contributors ("Closing"). Partnership's obligation to close this transaction is subject to delivery to Partnership of each of the following, all in form and substance reasonably satisfactory to Partnership immediately prior to or after the Closing:

                  (i) The execution and delivery to Partnership by Contributors of, and the performance by Contributors of their agreements under this Agreement and the documents executed and delivered by it at Closing (the "Contributors' Documents") and the contribution of the Shares to Partnership by Contributors are within the power of Contributors and;

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                  (ii)     This Agreement and the Contributors' Documents have
                           been duly executed and delivered by Contributors;

                  (iii) This Agreement and the Contributors' Documents are enforceable against Contributors; and

         b. Partnership Requirements. At the Closing, Partnership shall deliver to Contributors the number of Units and Notes described in Paragraph C and shall execute and deliver those Closing documents required to be executed by it in accordance with Paragraph F or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

         G. Representations and Warranties. Contributors make the following representations and warranties to Partnership, all of which (a) are made only to the best knowledge of the Contributors, (b) are true and correct in all material respects on the Agreement Date and (c) shall be true and correct in all material respects as of the Closing:

         a. The Contributors acknowledge that they have been advised and understand that: the Units have not been and will not be registered under the Securities Act of 1933 (the "Securities Act"); each Contributor must bear the economic risk of the Units to be received by him or her for an indefinite period of time because the Units have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available; and the Units are subject to the restrictions on transfer set forth in the Partnership Agreement.

         b. The Units to be received by the Contributors hereunder shall be held by the Contributors for investment purposes only, for

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                  his or her own account or for his or her account as trustee of an employee benefit plan within the meaning of ERISA
                  ("Employee Retiree Income Security Act"), and the Contributors have no present intention of selling, granting a participation in, or otherwise distributing the same, other than in a transaction that is exempt from registration under federal and state securities laws, including upon death of the Contributors in a transaction that is exempt from registration under federal and state securities laws.

         c. The Contributors will not offer, sell, transfer or assign their Units, Notes, or any interest therein in contravention of the Partnership's partnership agreement or the Securities Act or any state or federal law.

         d. The Contributors have no contract, understanding, agreement or arrangement with any person or entity to sell, transfer (other than in a transaction that is exempt from registration under federal and state securities laws) or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Units and/or Notes they will receive in accordance with the provisions hereof.

         e. The Contributors understand that the Units are not being registered under the Securities Act but are being issued in reliance upon an exemption which is in part predicated on the representations, warranties and agreements made by the Contributors in this Agreement.

         f. Each of the Contributors are "accredited investors" within the meaning of Regulation D under the Securities Act and have knowledge and experience in financial and business matters such that they are capable of evaluating the merits and risks of receiving and owning the Units and Notes and the Contributors are able to bear the economic risk of such ownership.

         g. Each of the Contributors either (i) have a preexisting personal or business relationship with Partnership or one or more of its partners, officers, directors or controlling persons, consisting of personal or business contacts of a nature and duration such as has enabled Contributors to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) by reason of Contributors' business or financial experience have the capacity to protect their own interests in connection with the transaction.

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         h.       Contributors are able to bear the economic risk of
                  Contributors' investment in the transaction.

         i. Contributors understand the risks of, and other considerations relating to, the acquisition of the Units and Notes.

         j. Contributors have been provided an opportunity to ask questions of, and have received answers from, the Partnership and their representatives regarding the offering of the Units and Notes, and have obtained all additional information requested by the Contributors of the Partnership and their representatives to verify the accuracy of all information furnished to the Contributors.

         H.Survival of Representations and Warranties; Limitation of Liability.

         a. Survival. All representations and warranties in this Agreement are made to the Contributors' best knowledge, and shall survive the Closing to the end of the period expiring two years after the date of Closing, except for the representations and warranties contained in Paragraph G which shall survive until the termination of the statutory limitation period, including available extensions or tolling periods, (the "Survival Period"), at which time such representations and warranties shall terminate and be of no further force and effect; provided, however, that any specific claim set forth in any written notice with respect to a breach of representation or warranty delivered to Contributors prior to the expiration of the Survival Period shall survive the expiration of the Survival Period.

         b. Indemnification. The Contributors shall defend, indemnify and hold the Partnership harmless from and against any and all losses, claims, liabilities, judgments and other matters, including but not limited to, reasonable attorneys fees (the "Losses") arising out of or incurred in connection with, a breach of any representation, warranty or covenant of Contributor under this Agreement. In the event that the Partnership incurs Losses, to the extent that the Contributors are finally determined, by agreement between the Contributors

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                  and the Partnership or by a court of competent jurisdiction after all appeal periods have run, to be required to indemnify the Partnership for such Losses as provided herein, then the liability of the Contributors for such Losses of the Contributors shall be limited as provided in and satisfied in accordance with the agreement of limited partnership of the Partnership.

         I. Brokers. Each party represents and warrants to the other that it has dealt with no broker, finder or other person (collectively, "Broker") with respect to this Agreement or the transactions contemplated hereby and that no Broker is entitled to a commission as a result of this transaction. Partnership and Contributors each agree to indemnify and hold harmless each other against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim.

         J. Complete Agreement. This Agreement represents the entire agreement between Contributors and Partnership covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributors and Partnership.

         K. Authorized Signatories. The persons executing this Agreement for and on behalf of Partnership and Contributors each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

         L. Partial Invalidity. If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

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         M. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given by personal delivery, by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission. Notice shall be sent and deemed given when (a) if personally delivered, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then upon receipt by a designated facsimile receiving device in the office of the receiving party. All notices to or from any party or entity having privity of contract or estate with the Company or to or from any Federal, State or local authority delivered or received in connection with the Company, not of a routine nature, shall be sent to Partnership as soon as is practicable after delivery but not more than five (5) business days following receipt by Contributor.

         Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

If to Contributors:    -------------------
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If to Partnership:     -------------------
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         N. Assignment. Partnership shall have the right to assign this
Agreement to any entity controlling, controlled by or under common control with Partnership, without the consent of Contributor.

         O. Miscellaneous.

         a. This Agreement shall be interpreted and enforced according to the laws of the State of Delaware without regard to the principles of conflicts of law.

         b. All headings and sections of this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

         c. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

         d. The rights and obligations of Contributor and Partnership herein contained shall inure to the benefit of and be binding upon the parties hereto and their respective personal representatives, heirs, successors and assigns.

         e. The provisions of this Agreement are intended to be for the sole benefit of the parties hereto and their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                             CONTRIBUTORS:



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                                 PARTNERSHIP:

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                                 BY:  ---------------------------
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                                 By:  ----------------------
                                 Its: ----------------------


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                                   SCHEDULE I

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Contributors                 Number of Shares ("Shares") in Eternal   Number of Units ("Units") of ________
                             Enterprise, Inc. contributed to          _____________________________________
                             _______________________________          exchanged for Shares of _____________
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

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Total
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




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                                  SCHEDULE II

                             FORM OF PROMISSORY NOTE

PROMISSORY NOTE
---------------


$_________________                                             November __, 2005

     FOR VALUE RECEIVED ___________ (the "Borrower"), promises to pay to the order of _______, an individual, with an address at
     _______________________________________________________________________
     (the "Lender"), the principal sum of $_________, together with interest computed from the date hereof at the prime rate in effect at Citibank N.A. on the date hereof, until paid in full, at the times and installments set forth below.

         The entire balance of principal and interest hereunder shall be due and payable on November __, 2010.

         This Note is issued in accordance with the terms and conditions set forth in the Contribution Agreement, of even date herewith, by and between the Borrower and the Lender (the "Contribution Agreement").

     Notwithstanding any provision contained herein or in the Stock Purchase Agreement, the total liability of Borrower for payment of interest pursuant hereto, including late charges, shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from Borrower, and if any payments by Borrower include interest in excess of such a maximum amount, Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant hereto, or if none is due, such excess shall be refunded to Borrower.

     Upon the maturity hereof, by acceleration or otherwise, and/or after judgment, interest shall be payable at the rate of ____% percent per annum or at the judgment rate, whichever is higher, until the obligation is paid in full. In addition, all costs and expenses incurred by the holder hereof, including, but not limited to, reasonable attorneys' fees and disbursements, as a result of a default hereunder, shall be added to the principal amount due hereunder.


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         Any interest not paid when due hereunder shall be added to the principal amount of this Note and shall bear interest from its due date at the applicable interest rate specified above.

     The Borrower shall have the right to prepay all or any portion of the principal of this Note with interest to the date of such prepayment. All payments shall be applied first toward the payment of interest and the balance towards the reduction of principal.

         The Borrower shall pay all of Lender's reasonable expenses incurred to enforce or collect any of the amounts due under this Note including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

         The Borrower and all endorsers, sureties, and guarantors hereof, jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, indorsement or guaranty of this instrument.

         This Note shall be construed and enforced in accordance with the laws of the State of New York. The undersigned hereby consents to the in personam jurisdiction of the courts of the State of New York. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.



                                               By: _____________________________
                                                      _________________


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